UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2013

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road, Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 15, 2013, Hanesbrands Inc. (the “Company”), HBI Receivables LLC, a wholly-owned bankruptcy-remote subsidiary of the Company, Regency Assets Limited, as assignee of HSBC Bank PLC, and PNC Bank, N.A., as committed purchasers, Regency Assets Limited, as assignee of Bryant Park Funding LLC, and Market Street Funding LLC, as conduit purchasers, HSBC Securities (USA) Inc. and PNC Bank, N.A., as managing agents (the “Managing Agents”), and HSBC Securities (USA) Inc., as assignee of JPMorgan Chase Bank, N.A., as agent, entered into Amendment No. 10 (the “Amendment”) to the Receivables Purchase Agreement dated as of November 27, 2007 (as amended, the “Accounts Receivable Securitization Facility”).
The Amendment provides for certain amendments to the Accounts Receivable Securitization Facility, including extending the termination date for the Accounts Receivable Securitization Facility from March 15, 2013 to March 14, 2014. In connection with the Amendment, (i) certain renewal fees were paid to the Managing Agents, (ii) certain usage fees rates under the Accounts Receivables Securitization Facility were decreased and (iii) HSBC Bank PLC and Bryant Park Funding LLC each assigned all of their respective rights and obligations under the Accounts Receivable Securitization Facility to Regency Assets Limited. The full text of the Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K.
From time to time, the financial institutions party to the Accounts Receivable Securitization Facility or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, and will receive, customary fees and expenses. In particular, HSBC acted as co-syndication agent and as a joint lead arranger and joint bookrunner under the Company’s senior secured credit facility, and the Managing Agents and/or their respective affiliates may act as lenders or in other capacities under the Company’s senior secured credit facility or under other financing arrangements to which the Company or its affiliates are party.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1
Amendment No. 10 dated as of March 15, 2013 among Hanesbrands Inc., HBI Receivables LLC, Regency Assets Limited, as assignee of HSBC Bank PLC, and PNC Bank, N.A., as committed purchasers, Regency Assets Limited, as assignee of Bryant Park Funding LLC, and Market Street Funding LLC, as conduit purchasers, HSBC Securities (USA) Inc. and PNC Bank, N.A., as managing agents, and HSBC Securities (USA) Inc., as assignee of JPMorgan Chase Bank, N.A., as agent, to the Receivables Purchase Agreement dated as of November 27, 2007. †

† Portions of this exhibit were redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2013	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

10.1
Amendment No. 10 dated as of March 15, 2013 among Hanesbrands Inc., HBI Receivables LLC, Regency Assets Limited, as assignee of HSBC Bank PLC, and PNC Bank, N.A., as committed purchasers, Regency Assets Limited, as assignee of Bryant Park Funding LLC, and Market Street Funding LLC, as conduit purchasers, HSBC Securities (USA) Inc. and PNC Bank, N.A., as managing agents, and HSBC Securities (USA) Inc., as assignee of JPMorgan Chase Bank, N.A., as agent, to the Receivables Purchase Agreement dated as of November 27, 2007. †

† Portions of this exhibit were redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.